UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 28, 2007

PUBLIC COMPANY MANAGEMENT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-50098 (Commission File Number)	88-0493734 (IRS Employer Identification No.)

5770 El Camino Road, Las Vegas, Nevada	89118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 222-9076

N/A (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On September 28, 2007, Public Company Management Corporation (the “Company”) and Stephen Brock, the Company’s President, CEO, majority shareholder and a director entered into a contract pursuant to which Mr. Brock converted $1,019,657 of debt at $1.00 per share into 1,019,657 restricted shares of the Company’s common stock.

Item 3.02  Unregistered Sales of Equity Securities.

On September 28, 2007, Stephen Brock, the Company’s President, CEO, majority shareholder and a director, converted $1,019,657 of debt at $1.00 per share into 1,019,657 restricted shares of the Company’s common stock. The debt, which consisted of various long-term loans and advances that Mr. Brock had extended to the Company, was fully satisfied as a result of the conversion.

The Company issued the shares in reliance upon Section 4(2) of the Securities Act since the transaction did not involve underwriters, underwriting discounts or commissions; the shares were restricted from further sale or transfer by restrictive legends and applicable stop transfer instructions; the transaction was not a result of general solicitation or advertising; and Mr. Brock, as founder, director and executive officer of the Company, is an accredited investor who had a previous relationship with the Company.

Item 7.01  Regulation FD Disclosure

On October 31, 2006, the Company issued a press release announcing that Stephen Brock, the Company’s President, CEO, majority shareholder and a director, converted $1,019,657 of debt at $1.00 per share into 1,019,657 restricted shares of the Company’s common stock. A copy of the Company's press release is attached to this report as Exhibit 99.1 and incorporated herein by this reference.

In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 7.01, including the Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit No.	Description

10.1*	Conversion Agreement with Stephen Brock, dated September 28, 2007
99.1*	Press Release issued October 31, 2007, announcing the conversion of debt to equity

*Filed herein.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2007	Public Company Management Corporation

/s/ Stephen Brock
Stephen Brock
Chief Executive Officer